UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 5, 2026

AMPHENOL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10879	22-2785165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

358 Hall Avenue, Wallingford, Connecticut	06492
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 265-8900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	APH	New York Stock Exchange
3.125% Senior Notes due 2032	APH32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 5, 2026, Amphenol Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company and Barclays Bank PLC, Citigroup Global Markets Limited, Commerzbank Aktiengesellschaft, HSBC Bank plc, BNP PARIBAS, J.P. Morgan Securities plc, Mizuho International plc, Standard Chartered Bank, ING Bank N.V., Belgian Branch and Siebert Williams Shank & Co., LLC, relating to the offer and sale of €600 million aggregate principal amount of the Company’s 3.375% Senior Notes due 2029 (the “2029 Notes”) and €500 million aggregate principal amount of the Company’s 3.875% Senior Notes due 2034 (the “the 2034 Notes” and, together with the 2029 Notes, the “Notes”).

The closing of the Notes offering (the “Notes Offering”) is expected to occur on May 12, 2026, subject to the satisfaction of customary closing conditions.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is filed herewith for purposes of incorporation by reference into the Company’s Registration Statement (No. 333-293923).

The above description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01	Other Events.

On May 5, 2026, the Company issued a press release announcing the pricing of the Notes Offering, which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 5, 2026, by and among the Company and Barclays Bank PLC, Citigroup Global Markets Limited, Commerzbank Aktiengesellschaft, HSBC Bank plc, BNP PARIBAS, J.P. Morgan Securities plc, Mizuho International plc, Standard Chartered Bank, ING Bank N.V., Belgian Branch and Siebert Williams Shank & Co., LLC, relating to the offer and sale of €600 million aggregate principal amount of the 2029 Notes and €500 million aggregate principal amount of the 2034 Notes.
99.1	Press Release of the Company, dated May 5, 2026, relating to the pricing of the Notes Offering.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPHENOL CORPORATION

Date: May 6, 2026	By:	/s/ Craig A. Lampo
		Name:	Craig A. Lampo
		Title:	Executive Vice President and Chief Financial Officer